UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2013

UNITED STATES COMMODITY INDEX FUNDS TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-34833	27-1537655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Harrison Street, Suite 1530 Oakland, California 94612
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 522-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.  Other Events

On August 28, 2013, the United States Commodity Index Fund (“USCI”), as series of the United States Commodity Index Funds Trust issued a press release announcing that USCI is now listed on the Mexican Stock Exchange, Bolsa Mexicana de Valores. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release dated August 28, 2013.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES COMMODITY INDEX FUNDS TRUST
	By:	United States Commodity Funds LLC, its sponsor

Date: August 28, 2013	By:	/s/Howard Mah
Name: Howard Mah
Title: Chief Financial Officer